UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 7, 2017
Date of Report (Date of earliest event reported)

DHI Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33584	20-3179218
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1040 Avenue of the Americas, 8th Floor
New York, NY
(Address of principal executive offices) (Zip Code)
(212) 725-6550
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 7, 2017, Scot Melland, a director of DHI Group, Inc. (the “Company”), notified the Company that, due to time constraints from other professional obligations, he will be stepping down from the Company’s board of directors, effective June 15, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DHI GROUP, INC.

Date: June 8, 2017	By:	/s/ Brian P. Campbell
		Name:	Brian P. Campbell
		Title:	Vice President, Business and Legal Affairs and General Counsel